UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 23, 2012

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LAKE SHORE BANCORP, INC.

(Exact name of registrant as specified in its charter)

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United States	000-51821	20-4729288
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

31 East Fourth Street, Dunkirk, NY 14048
(Address of Principal Executive Offices) (Zip Code)

(716) 366-4070
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 23, 2012, Lake Shore Bancorp, Inc. (the “Company”) will hold its annual shareholders’ meeting at the Clarion Hotel in Dunkirk, NY at 8:30 a.m.

A copy of management’s presentation to be made at the meeting is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1 Management's presentation for the annual shareholders' meeting of Lake Shore Bancorp, Inc. on May 23, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LAKE SHORE BANCORP, INC.

By	/s/ Rachel A. Foley
Name: Rachel A. Foley Title: Chief Financial Officer

Date:  May 23, 2012

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Management’s presentation for the annual shareholders’ meeting of Lake Shore Bancorp, Inc. on May 23, 2012.